SCHEDULE 14A INFORMATION

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Securities and Exchange Act of 1934

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Definitive Proxy Statement

[ ]

Definitive Additional Materials

[ ]

Soliciting Material under Rule 14a-12

CBRL Group, Inc.

(Name of the Registrant as Specified In Its Charter)

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#

[Logo of CBRL Group, Inc.]

Dear Shareholder:

The Proxy Statement for our 2003 Annual Meeting of Shareholders and our fiscal year 2003 Annual Report are enclosed with this letter.  We hope you find them interesting and useful in understanding your company.

The Annual Meeting will be held on Tuesday, November 25, 2003, at 10:00 a.m. Central Time, at our offices at 305 Hartmann Drive, Lebanon, Tennessee 37087, and you are most welcome to attend.

At this year’s meeting, you will have an opportunity to vote on the election of 11 directors, as well as to approve the selection of Deloitte & Touche LLP as CBRL’s independent auditors.  We will discuss CBRL and its performance during the past fiscal year, particularly commenting on the results of business operations of our Cracker Barrel Old Country Store® and Logan’s Roadhouse® restaurants.  Our auditors also will be available at the meeting and we will try to answer your appropriate questions as best we can following our report.

Your interest in CBRL and your vote are very important to us, so please review the Proxy Statement and our Annual Report in detail and return your proxy card as soon as possible.  We all want your vote to be represented at the Annual Meeting.  For those of you who plan to visit with us in person at the Annual Meeting, we look forward to seeing you, and please have a safe trip.

Sincerely,

           /s/ Dan W. Evins

       Dan W. Evins

Chairman

                             /s/ Michael A. Woodhouse

                      Michael A. Woodhouse

                                            President and Chief Executive Officer

October 24, 2003

#

 [Logo of CBRL Group, Inc.]

305 Hartmann Drive

Lebanon, Tennessee 37087

Notice of Annual Meeting of Shareholders

DATE:

Tuesday, November 25, 2003

TIME:

10:00 a.m. Central Time

PLACE:

305 Hartmann Drive

Lebanon, Tennessee

ITEMS OF BUSINESS:

1)

to elect 11 directors;

2) to approve the selection of Deloitte & Touche LLP as our

independent auditors for the 2004 fiscal year; and

3)

to conduct other business properly brought before the meeting.

WHO MAY VOTE:

You may vote if you were a shareholder of record on

September 26, 2003.

DATE OF MAILING:

This Proxy Statement and the form of proxy are first being mailed to shareholders on or about October 24, 2003.

By Order of the Board of Directors,

/s/ James F. Blackstock

James F. Blackstock

Secretary

Lebanon, Tennessee

October 24, 2003

#

TABLE OF CONTENTS

GENERAL INFORMATION

1

What is this document?

1

Why am I receiving a proxy statement?

1

Who is paying the costs of the proxy statement and the solicitation of my proxy?

1

Who is soliciting my proxy and will anyone be compensated to solicit my proxy?

1

What is CBRL Group, Inc.?

2

Where is CBRL Group, Inc. located?

2

Where is CBRL Group, Inc. common stock traded?

2

VOTING MATTERS

3

What am I voting on?

3

Who is entitled to vote?

3

How do I vote?

3

 How will my proxy be voted?

4

Can I change my mind and revoke my proxy?

4

What if I receive more than one proxy card?

4

How will abstentions and broker non-votes be treated?

4

What are broker non-votes?

4

How many votes must be present to hold the annual meeting?

5

How many votes are needed to elect directors and approve other matters?

5

Will my vote be confidential?

5

PROPOSAL 1:  ELECTION OF DIRECTORS

6

What is the structure of the Board of Directors?

6

Who are the nominees this year?

6

What are the backgrounds of this year’s nominees?

6

What if a nominee is unwilling or unable to serve?

8

Are there any familial relationships between any of the nominees?

8

Are the members of our Board “independent”?

8

What does the Board of Directors recommend?

8

CERTAIN TRANSACTIONS

9

BOARD OF DIRECTORS AND COMMITTEES

10

What is the structure of the Board of Directors?

10

How are directors compensated?

10

How often did the Board of Directors meet in fiscal year 2003?

11

What are the committees of the Board?

11

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

13

EXECUTIVE COMPENSATION

13

Summary Compensation Table

14

Option Grants in Last Fiscal Year

15

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

15

Equity Compensation Plan Information

16

Do any named executive officers have employment agreements?

17

What are the terms of Mr. Evins’ employment agreement?

17

i

#

     What are the terms of Mr. Woodhouse’s employment agreement?

18

Does CBRL have any other agreements with its named executive officers?

18

What are the material terms of the change in control agreements?

19

Has the Board adopted a code of ethics for senior financial officers?

19

COMPENSATION AND STOCK OPTION COMMITTEE REPORT

20

What is the Compensation and Stock Option Committee and what does it do?

20

Are the members of the committee “independent”?

20

What are the components of executive compensation?

20

How are the limitations on deductibility of compensation handled?

22

Who has furnished this report?

22

AUDIT COMMITTEE REPORT

23

What is the Audit Committee and what does it do?

23

Are the members of the committee “independent”?

23

Is a member of the committee an “audit committee financial expert”?

23

Has the committee adopted a Charter?

23

What steps did the committee take in recommending that our audited financial statements be included in our annual report?

23

What is the Audit Committee’s pre-approval policy and procedure with respect to audit and non-audit services provided by our auditors?

24

Who has furnished this report?

24

SHAREHOLDER RETURN PERFORMANCE GRAPH

25

STOCK OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

26

PROPOSAL 2:  APPROVAL OF APPOINTMENT OF AUDITORS

27

Who has the Audit Committee retained as our independent auditors?

27

How long has Deloitte & Touche LLP served as our independent auditors?

27

Will representatives of Deloitte & Touche LLP attend the annual meeting?

27

What does the Board of Directors recommend?

27

What happens if shareholders fail to approve the appointment of Deloitte & Touche LLP as our independent auditors?

27

FEES PAID TO AUDITORS

28

What fees have been paid to the auditors during the last two years?

28

CORPORATE GOVERNANCE GUIDELINES

29

SHAREHOLDER PROPOSALS FOR 2004 ANNUAL MEETING

30

ANNUAL REPORT AND FINANCIAL INFORMATION

30

OTHER BUSINESS

30

Appendix A—Audit Committee Charter

Appendix B—Form of Proxy Card

ii

GENERAL INFORMATION

What is this document?

This document is the Proxy Statement of CBRL Group, Inc. being sent in connection with our Annual Meeting of Shareholders to be held on Tuesday, November 25, 2003.  A form of proxy card accompanies this document.

We have tried to make this document simple and easy to understand.  The Securities and Exchange Commission (“SEC”) encourages companies to use “plain English” and we will always try to communicate with you clearly and effectively.  We will refer to your company throughout as “we” or “us” or “CBRL.”

Why am I receiving a proxy statement?

We are sending this Proxy Statement and the form of proxy card to you to solicit your proxy to vote upon certain matters at the annual meeting.

Who is paying the costs of the proxy statement and the solicitation of my proxy?

CBRL will pay all expenses of this solicitation, including the cost of preparing and mailing this Proxy Statement, and all costs of any proxy solicitor employed by us.

Who is soliciting my proxy and will anyone be compensated to solicit my proxy?

Your proxy is being solicited by and on behalf of our Board of Directors.  In addition to solicitation by use of the mails, proxies may be solicited by our officers and employees in person or by telephone, facsimile or other means of communication.  Our officers and employees will not be additionally compensated, but may be reimbursed for out-of-pocket expenses in connection with any solicitation.  We also may reimburse custodians, nominees and fiduciaries for their expenses in sending proxies and proxy material to beneficial owners.

We retain Corporate Communications, Inc., 523 Third Avenue South, Nashville, Tennessee to assist in the management of our investor relations and other shareholder communications issues.  Corporate Communications, Inc. receives a fee of approximately $2,000 per month, plus reimbursement of out-of-pocket expenses.  As part of its duties, Corporate Communications, Inc. assists us in the general solicitation of proxies.

We may also employ a professional proxy solicitation service and we will pay all costs of that solicitor.

We will employ SunTrust-Atlanta to receive and tabulate the proxies, and independent inspectors of election will certify the results.

1

What is CBRL Group, Inc.?

We are the parent of the following wholly-owned subsidiaries: Cracker Barrel Old Country Store, Inc. and Logan’s Roadhouse, Inc.  Each of these companies is a Tennessee corporation.  We also own a number of related operating companies through Cracker Barrel Old Country Store, Inc. and Logan’s Roadhouse, Inc.

Where is CBRL Group, Inc. located?

Our corporate headquarters are located at 106 Castle Heights Avenue North, Lebanon, Tennessee 37087.  We conduct our business from there and from offices located at 305 Hartmann Drive, Lebanon, Tennessee  37087.  Our telephone number is 615.444.5533.

Where is CBRL Group, Inc. common stock traded?

Our common stock is traded and quoted on The Nasdaq Stock Market under the symbol “CBRL.”

2

VOTING MATTERS

What am I voting on?

You will be voting on the following:

•

the election of 11 directors;

•

the approval of the appointment of our independent auditors, Deloitte & Touche LLP; and

•

any other matter properly brought before the annual meeting.

Who is entitled to vote?

You may vote if you owned shares of CBRL common stock at the close of business on September 26, 2003.  Each share of stock is entitled to one vote.  As of September 26, 2003, there were 48,001,226 shares of CBRL common stock outstanding.

How do I vote?

In addition to voting in person at the meeting, you may vote:

•

by completing, signing and returning the enclosed proxy card in the postage-paid envelope;

•

for shares held in a broker’s name, over the Internet at the address shown in the information provided with your broker’s vote instruction form (if you have access to the Internet, we encourage you to vote in this manner); or

•

for shares held in a broker’s name, by telephone through the number shown in the information provided with your broker’s vote instruction form.

The availability of telephone and Internet voting depends on the voting processes of your broker.  Neither telephone nor Internet voting is available to you if you hold shares directly in your name.  Please follow the directions on your proxy card or vote instruction form carefully.

In order to assist us in tabulating votes at the annual meeting, we encourage you to vote by proxy even if you plan to be present at the annual meeting.

3

How will my proxy be voted?

The individuals named on the proxy card will vote your proxy in the manner you indicate on the proxy card.  If your proxy card is signed but does not contain specific instructions, your proxy will be voted:  “FOR” all of the nominees for director and “FOR” the appointment of Deloitte and Touche as our independent auditors.

Can I change my mind and revoke my proxy?

Yes.  To revoke a proxy given pursuant to this solicitation, you must:

•

sign another proxy with a later date and return it to our Corporate Secretary at CBRL Group, Inc., P.O. Box 787, Lebanon, Tennessee 37088-0787 at or before the annual meeting;

•

provide our Corporate Secretary with a written notice of revocation dated later than the date of the proxy at or before the annual meeting; or

•

attend the annual meeting and vote in person.  Note that attendance at the annual meeting will not revoke a proxy if you do not actually vote at the annual meeting.

What if I receive more than one proxy card?

The receipt of multiple proxy cards means that you have more than one account with brokers or our transfer agent.  Please vote all of your shares.  We also recommend that you contact your broker and our transfer agent to consolidate as many accounts as possible under the same name and address.  Our transfer agent is SunTrust Bank-Atlanta, which may be contacted at 1.800.568.3476.

How will abstentions and broker non-votes be treated?

Abstentions and broker non-votes will be treated as shares that are present and entitled to vote for purposes of determining whether a quorum is present, but will not be counted as votes cast either in favor of or against a particular proposal.

What are broker non-votes?

If you are the beneficial owner of shares held in “street name” by a broker, your broker is the record holder of the shares; however, the broker is required to vote those shares in accordance with your instructions.  If you do not give instructions to your broker, your broker may vote the shares with respect to “discretionary” items, (i.e., routine matters such as uncontested elections of directors and the appointment of auditors), but the broker may not vote your shares with respect to “non-discretionary” items, such as incentive compensation plans that authorize grants of stock and stock options that exceed 5% of the class outstanding, and

4

shareholder proposals.  In the case of non-discretionary items, shares for which the owner has not given voting instructions will be treated as “broker non-votes.”  To avoid giving them the effect of negative votes, broker non-votes are disregarded for the purpose of determining the total number of votes cast or entitled to vote with respect to a proposal.

How many votes must be present to hold the annual meeting?

A quorum must be present at the annual meeting for any business to be conducted.  A quorum exists if the holders of a majority of the 48,001,226 shares of CBRL common stock outstanding on September 26, 2003 are present at the meeting, in person or by proxy.

How many votes are needed to elect directors and approve other matters?

Directors are elected by a plurality of the votes cast by the holders of shares entitled to vote at the annual meeting.  This means that the director nominee with the most affirmative votes for a particular slot is elected for that slot.  You may vote in favor of all nominees, withhold your vote as to all nominees or withhold your vote as to specific nominees.

Except for the election of directors, each proposal submitted to the shareholders at the annual meeting will be approved if the votes cast for the proposal exceed the votes cast against it.

Will my vote be confidential?

Yes.  We will continue our practice of keeping the votes of all shareholders confidential.  Shareholder votes will not be disclosed to our directors, officers, employees or agents, except:

•

to allow the independent inspectors of election to certify the results;

•

as necessary to meet applicable legal requirements and to assert or defend claims for or against us;

•

in the case of a contested proxy solicitation; or

•

when a shareholder makes a written comment on the proxy card or otherwise communicates the vote to management.

5

PROPOSAL 1:

ELECTION OF DIRECTORS

What is the structure of the Board of Directors?

Pursuant to our Bylaws, our Board of Directors must consist of at least five directors, but the exact number is set by the Board.  The Board of Directors currently has fixed the size of the Board at eleven.  All current directors are standing for re-election.  All directors are elected annually by our shareholders.

Who are the nominees this year?

The nominees for the Board of Directors consist of our eleven current directors.  These nominees are: James D. Carreker, Robert V. Dale, Dan W. Evins, Robert C. Hilton, Charles E. Jones, Jr., B. F. “Jack” Lowery, Gordon L. Miller, Martha M. Mitchell, Andrea M. Weiss, Jimmie D. White and Michael A. Woodhouse.  If elected, each nominee would hold office until the 2004 Annual Meeting of Shareholders and until his or her successor is elected and qualified.

What are the backgrounds of this year’s nominees?

Name, Age, Position with CBRL	First Became a Director	Business Experience During Past Five Years

James D. Carreker, 56 Director	2002

Chairman and CEO of The Bombay Company, Inc., a home-furnishing retail chain, Fort Worth, TX, since June 2003; Founder and owner, JDC Holdings, Inc., a private equity and investment firm, Dallas, TX, since October 2000; Chairman and CEO, Wyndham Hotels, a hotel and resort operator and developer, Dallas, TX, from 1995 to October 2000, and President and CEO from 1988 to 1995; President and CEO, Trammell Crow Company, Dallas, TX, in 1993-1994; Director, Carreker Corporation since 1984; Director, The Bombay Company, Inc. since December 2002

6

Name, Age, Position with CBRL	First Became a Director	Business Experience During Past Five Years

Robert V. Dale, 66 Director	1986

Retired; President, Windy Hill Pet Food Company, Nashville, TN, from March 1995 until its sale in July 1998; Partner in PFB Partnership, Nashville, TN, from August 1994 to March 1995; President of Martha White Foods, Inc., Nashville, TN, from October 1985 to August 1994; Director, Genesco, Inc. since June 2000

Dan W. Evins, 68 Director and Chairman	1970	Chairman of CBRL (and predecessor) since 1970; CEO from August 1995 to April 1999 and July 2000 to August 2001; President and CEO from 1970 to August 1995 and April 1999 to July 2000

Robert C. Hilton, 66 Director	1981	President, Autumn Capital, an investment firm, Nashville, TN, since August 1999; Chairman, President and CEO, Home Technology Healthcare, Inc., Nashville, TN, from October 1991 to August 1999

Charles E. Jones, Jr., 58 Director	1981	President, Corporate Communications, Inc., an investor/shareholder communications and public relations firm, Nashville, TN

B. F. “Jack” Lowery, 66 Director	1971	Attorney; Chairman and CEO, LoJac Enterprises, Inc., an asphalt paving, highway construction and building materials supplier and contractor, Lebanon, TN

Gordon L. Miller, 69 Director	1974	Retired dentist, Lebanon, TN

Martha M. Mitchell, 63 Director	1993

Senior Vice President since January 1987 and Senior Partner since July 1998 and Partner since January 1993,  Fleishman-Hillard, Inc., an international communications consulting and public relations firm, St. Louis, MO

7

Name, Age, Position with CBRL	First Became a Director	Business Experience During Past Five Years

Andrea M. Weiss, 48 Director	2003

President and CEO of Retail Consulting, LLC, a retail consulting firm, since October 2002; President of dELiA*s Corp., a multichannel retailer to teenage girls and young women, from May 2001 to October 2002; Executive Vice President and Chief Store Officer of The Limited, Inc. and Intimate Brands, Inc., units of Limited Brands, Inc., a women’s retailer, from May 1998 to February 2001; Director, dELiA*s Corp. since May 2001; Director, Brookstone, Inc. since June 2002

Jimmie D. White, 62 Director	1993	Retired on December 11, 1995; Senior Vice President - Finance and CFO of the predecessor to CBRL from 1985 to 1995

Michael A. Woodhouse, 58 Director, President and Chief Executive Officer	1999

President and CEO of CBRL since August 4, 2001; President and COO of CBRL from July 2000 through August 3, 2001; Executive Vice President and COO of CBRL from July 1999 to July 2000; Senior Vice President and CFO of CBRL from January 1999 to July 1999; Senior Vice President Finance and CFO of Cracker Barrel Old Country Store, Inc., from December 1995 to December 1998

What if a nominee is unwilling or unable to serve?

If a director nominee becomes unwilling or unable to serve, proxies may be voted for a substitute nominee designated by our Board of Directors.

Are there any familial relationships between any of the nominees?

There are no familial relationships between any of the nominees or executive officers.

Are the members of our Board “independent”?

A majority of our Board members are “independent” in accordance with currently applicable and proposed National Association of Securities Dealers rules.

What does the Board of Directors recommend?

Our Board of Directors recommends that you vote FOR the election of these nominees.

8

CERTAIN TRANSACTIONS

Except as disclosed under “Executive Compensation,” and except as set forth below, our executive officers, directors and director nominees did not have significant business relationships with us which would require disclosure under applicable SEC regulations and no other transactions which need to be disclosed are anticipated during the 2004 fiscal year.

Through a subsidiary, we lease a restaurant property in Macon, Georgia from a limited partnership controlled by B. F. “Jack” Lowery, one of our directors.  The annual rent is the greater of (i) 12% of the total initial cost of the land, buildings and improvements, or (ii) 5% of the total restaurant sales plus 3% of the gift shop sales.  The lease, which was originally entered into in 1981, expires on June 1, 2011 with one 10-year option remaining.  During the 2003 fiscal year, our subsidiary paid a total of $190,223 in lease payments to the limited partnership.  In addition, LoJac Enterprises, Inc., a company controlled by Mr. Lowery, formally bid upon and was awarded a contract to perform $48,525 of construction services to Logan’s Roadhouse, Inc. at a potential restaurant site.

We and our subsidiaries also use the services of Fleishman-Hillard, Inc., an international public relations firm, in connection with our product and service marketing efforts, as well as with general CBRL public relations activities.  Martha M. Mitchell, a director, is a Senior Partner in that firm.  During the past fiscal year, we, or our subsidiaries, paid $227,852.88 to Fleishman-Hillard, Inc. for its consulting services, including corporate media consulting and response and concept marketing, plus reimbursement of direct expenses.

We negotiated each of these transactions on an arms-length basis and each of these transactions have been reviewed and approved by the Audit Committee of the Board of Directors.  We believe that these transactions are fair and reasonable and that their terms are no less favorable than could be obtained from unaffiliated persons.

Although not required to be disclosed by SEC regulations, we also note that we use the services of Corporate Communications, Inc., a financial public relations firm in Nashville, Tennessee, of which Charles E. Jones, Jr., a director, is president and the major shareholder.  During the past fiscal year, we paid $24,000 to Corporate Communications, Inc. for services, plus reimbursement of direct expenses including distribution of our annual report, proxy materials, and financial press releases.

9

BOARD OF DIRECTORS

AND COMMITTEES

What is the structure of the Board of Directors?

Pursuant to our Bylaws, our Board of Directors must consist of at least five directors, but the exact number is set by the Board from time to time.  The Board of Directors has fixed the size of the Board at eleven at the present time.  All current directors are standing for re-election.  All directors are elected annually by our shareholders.

How are directors compensated?

Each outside director is paid an annual retainer of $30,000 plus a director’s fee of $1,000 for each Board and committee meeting attended.  The chairperson of each committee, other than the Audit Committee, is paid an additional annual retainer of $3,500, while the chairperson of the Audit Committee is paid an additional annual retainer of $5,000.  We reimburse all non-employee directors for out-of-pocket expenses incurred in connection with attendance at meetings.  Directors who also are employees of CBRL are not paid director’s fees or a retainer.

Directors are also offered the option to participate in our Deferred Compensation Plan.  The Deferred Compensation Plan allows a participant to defer a percentage or sum of his or her compensation and earn interest on that deferred compensation at a rate equal to the 10-year Treasury bill rate (as in effect at the beginning of each calendar quarter) plus 1.5%.

Pursuant to our 2002 Omnibus Incentive Compensation Plan (the “Plan”), on the date of each annual shareholders meeting, each non-employee director who is elected at that annual meeting of shareholders will receive an option to purchase 5,000 shares of CBRL common stock at fair market value pursuant to the plan, 1/3 of which will vest and become exercisable each year beginning on the first anniversary date of the option grant date.  These options expire on the 10th anniversary of the date of the grant.

Also pursuant to the Plan, each non-employee director who is elected or appointed to our Board between annual meetings of our shareholders and prior to the July 31 immediately preceding the first annual meeting of shareholders following the election or appointment will receive an option to purchase 5,000 shares of CBRL common stock at fair market value pursuant to the plan, 1/3 of which will vest and become exercisable each year beginning on the first anniversary date of the option grant date.  These options will expire on the 10th anniversary of the date of the grant.

Mr. Evins, our Chairman of the Board, and Mr. Woodhouse, our President and Chief Executive Officer, are compensated pursuant to their employment agreements and certain benefit plans described below under “Executive Compensation.”

10

How often did the Board of Directors meet in fiscal year 2003?

Our Board of Directors met seven times during fiscal year 2003.  Each director attended at least 75% of the combined total of all meetings of the Board and all meetings of the committee(s) on which he or she served.

What are the committees of the Board?

Our Board has the following standing committees:

Name of Committee & Members	Functions of the Committee	Number of Meetings in Fiscal Year 2003

AUDIT: Robert C. Hilton, Chair James D. Carreker Robert V. Dale Jimmie D. White

•

Appoints and oversees outside auditors

•

Acts as liaison between the Board and outside auditors

•

Reviews and approves audit fees

•

Discusses the independence of our outside auditors

•

Pre-approves all audit and non-audit services rendered by our outside auditors

•

Responsible for developing procedures to receive information and address complaints regarding the status of our financial condition and effectiveness of our internal controls or audit process

•

Reviews internal accounting controls and systems, including internal audit plan

•

Reviews results of the annual audit and related financial reports

•

Reviews quarterly earnings press releases and financial results

•

Reviews our significant accounting policies and any changes to those policies

•

Pre-approves new or renewal transactions between the Company and related parties and annually reviews and confirms on-going contractual or lease obligations

•

Sole authority to hire, fire, and approve compensation for Director of Internal Audit

                        11

		11
Name of Committee & Members	Functions of the Committee	Number of Meetings in Fiscal Year 2003

	• Determines financial expertise and continuing education requirements of members

COMPENSATION AND STOCK OPTION: Robert V. Dale, Chair Robert C. Hilton Martha M. Mitchell Jimmie D. White	• Reviews and recommends salaries, bonuses and other cash compensation of executive officers • Reviews the Company’s business plan with respect to option grants • Administers compensation plans for executive officers, and approves all option grants and stock grants • Reviews executive management’s performance, particularly with respect to financial goals for the concluding fiscal year	7

NOMINATING AND CORPORATE GOVERNANCE: Robert V. Dale, Chair Charles E. Jones, Jr. B. F. “Jack” Lowery Martha M. Mitchell	• Considers and recommends to the Board nominees for director • Considers nominees recommended by shareholders in writing prior to the annual deadline for submission of shareholder proposals • Reviews and recommends changes to corporate governance policies and practices • Reviews and recommends candidates to serve on Board committees	1

PUBLIC RESPONSIBILITY: Dan W. Evins, Chair Robert V. Dale B.F. “Jack” Lowery Gordon L. Miller Martha M. Mitchell	• Advises the Board concerning public relations matters when it is not possible or convenient for the entire Board to meet • Considers litigation strategy and diversity issues when it is not possible or convenient for the entire Board to meet	0

12

Name of Committee & Members	Functions of the Committee	Number of Meetings in Fiscal Year 2003

EXECUTIVE: Dan W. Evins, Chair Robert V. Dale Charles E. Jones, Jr. B. F. “Jack” Lowery Martha M. Mitchell Michael A. Woodhouse	• Meets at the call of the Chairman of the Board • Meets when the timing of certain actions makes it appropriate to convene the Committee rather than the entire Board • May carry out all functions and powers of the Board subject to certain exceptions under applicable law • Advises senior management regarding actions contemplated by CBRL whenever it is not convenient or appropriate to convene the entire Board	3

COMPENSATION COMMITTEE

INTERLOCKS AND INSIDER PARTICIPATION

No member of the Compensation and Stock Option Committee has been an officer or employee of CBRL or any of our subsidiaries at any time, except Jimmie D. White, who retired in 1995, and no relationships exist requiring disclosure under applicable regulations of the SEC, except for the relationship with Martha M. Mitchell described above in the section entitled “Certain Transactions.”  None of our executive officers has served on the board of directors or on the compensation committee of any other entity, any officers of which served either on our Board or on our Compensation and Stock Option Committee.

EXECUTIVE COMPENSATION

The following tables discuss the compensation earned during the last three fiscal years by our Chief Executive Officer and our four most highly compensated executive officers as of the end of the 2003 fiscal year. We will refer to these officers as our “named executive officers” throughout this document.

13

Summary Compensation Table
	Annual Compensation			Long-Term Compensation

Name and Principal Position in FY 2003	Year	Salary ($)	Bonus ($)	Restricted Stock Awards ($)	Securities Underlying Options Granted (Shares)	All Other Compensation ($)(1)

Michael A. Woodhouse, President and Chief Executive Officer	2003 2002 2001	700,000 600,000 450,000	1,640,625 1,209,445 477,144	-- 919,200 --	160,000 58,769 65,513	269,000 336,207 201,764

Dan W. Evins, Chairman	2003 2002 2001	500,000 500,000 500,000	781,250 671,914 662,700	-- -- --	-- 108,831 119,778	441,233 588,342 357,063

Donald M. Turner, President and Chief Operating Officer—Cracker Barrel Old Country Store, Inc.	2003 2002 2001	500,000 400,000 325,000	720,445 573,623 320,918	-- -- --	70,000 44,701 43,077	192,427 261,129 130,831

Lawrence E. White, Senior Vice President, Finance and Chief Financial Officer	2003 2002 2001	340,000 315,000 288,000	531,250 423,306 254,477	-- -- --	30,000 30,090 34,462	128,196 169,267 115,646

David L. Gilbert Chief Administrative Officer—Cracker Barrel Old Country Store, Inc.	2003 2002 2001	310,000 275,000 11,458	399,521 382,108 11,386	-- -- --	35,000 28,731 50,073	111,931 105,016 --

 (1)

Certain long-term incentive cash awards were granted, in tandem with certain stock options, to the named executive officers.  These awards are designed to result in a long-term commitment to CBRL, and therefore, these awards cliff vest at the end of fiscal year 2004, 5 years after the grant (subject to earlier 4 year vesting upon accomplishment of specified performance goals).  These cash awards may not be greater than the originally specified amounts, but they could be reduced if the share price of our common stock declines.  The following cash amounts were accrued for each officer during fiscal year 2003:  Mr. Woodhouse, $219,000; Mr. Evins, $400,400; Mr. Turner, $162,000; Mr. White, $115,312 and Mr. Gilbert, $98,894.  The Compensation and Stock Option Committee determined, at the conclusion of the Company’s annual audit for fiscal 2003, that the Company’s specified performance goals had been achieved for Mr. Woodhouse, Mr. Evins and Mr. White.  Includes premiums paid on Life and Disability insurance for coverage above that available to all salaried employees generally of $21,796 for Mr. Woodhouse, $39,333 for Mr. Evins, $14,385 for Mr. Turner, $4,855 for Mr. White and $4,494 for Mr. Gilbert; and CBRL’s contributions to its 401(k) Employee Savings Plan and any non-qualified deferred compensation plan for each named executive officer in fiscal 2003.

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Option Grants In Last Fiscal Year

Name	Number of Securities Underlying Options Granted	% of Total Options Granted to Employees in Fiscal Year	Exercise or Base Price ($/Share)(1)	Expiration Date	Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term(2)
					5%	10%
Michael A. Woodhouse	160,000	8.39%	$23.58	9/26/2012	$2,372,694	$6,012,872
Dan W. Evins	--	--	--	--	--	--
Donald M. Turner	70,000	3.67%	$23.58	9/26/2012	$1,038,053	$2,630,631
Lawrence E. White	30,000	1.57%	$23.58	9/26/2012	$ 444,880	$1,127,413
David L. Gilbert	35,000	1.84%	$23.58	9/26/2012	$ 519,027	$1,315,316

(1)

The exercise price of the options granted equals the closing market price during normal trading hours of our common stock on the day prior to the grant date.  The options generally vest and become exercisable at a cumulative rate of 33-1/3% per year.  All remaining options also vest upon a defined change in control of CBRL.

(2)

The potential realizable values illustrate values that might be realized upon exercise immediately prior to the expiration of the option term using 5% and 10% appreciation rates from the price at the grant date (which is equal to the exercise price), as required by the SEC, compounded annually.  These values do not, and are not intended to, forecast possible future appreciation, if any, of CBRL’s stock price.  Also, these values do not take into consideration any provisions for vesting over a period of years or termination of options following termination of employment.

Aggregated Option Exercises In Last Fiscal Year

And Fiscal Year-End Option Values

	# Shares Acquired Upon Exercise	Value Realized (1)	Number of Securities Underlying Unexercised Options at FY-End		Value of Unexercised In-The-Money Options at FY-End(2)
Name			Exercisable	Unexercisable	Exercisable	Unexercisable

Michael A Woodhouse	--	--	432,891	221,017	$ 7,575,884	$2,897,910
Dan W. Evins	100,000	$448,443	645,994	112,480	$10,642,034	$1,915,918
Donald M. Turner	25,678	$488,819	58,376	159,081	$ 1,371,068	$2,622,077
Lawrence E. White	33,005	$754,801	68,489	61,547	$ 1,471,259	$ 887,236
David L. Gilbert	20,000	$363,305	597	93,207	$ 10,262	$1,378,811

(1)

Value realized is calculated based on the difference between the fair market value of the securities underlying the option and the exercise or base price of the options at exercise or fiscal year-end, respectively.

(2)

The last trade of CBRL common stock, as reported by Nasdaq on August 1, 2003, was at $35.19.  That price was used in calculating the value of unexercised options.

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Equity Compensation Plan Information

The following table summarizes share and exercise price information about our equity compensation plans as of August 1, 2003.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (A))
	(A)	(B)	(C)

Equity compensation plans approved by security holders (1)	4,469,250	$20.98	4,052,028

Equity compensation plans not approved by security holders (2)	3,181,403	$20.03	595,738

Total	7,650,653	$20.58	4,647,766

(1)

These plans consist of our 1987 Stock Option Plan, as amended; Amended and Restated Stock Option Plan, as amended; 1989 Stock Option Plan for Non-Employee Directors, as amended; and 2002 Omnibus Incentive Compensation Plan.

(2)

This plan category consists of our 2000 Non-Executive Stock Option Plan and grants of 52,000 shares of restricted stock to Michael A. Woodhouse.

The Company’s 2000 Non-Executive Stock Option Plan was adopted without the approval of our shareholders, as described below.  In addition, the Company granted restricted shares outside of any of our plans to Michael A. Woodhouse, as described below.

Material features of the 2000 Non-Executive Stock Option Plan (the “Stock Option Plan”)

General.  The Stock Option Plan provides for the grant of stock options.  As of September 24, 2003, we have outstanding stock options under the Stock Option Plan for future exercise of 3,048,850 shares of our common stock.  An aggregate of 650,308 shares of CBRL common stock is reserved for future issuance under the Stock Option Plan.  The aggregate number of shares of common stock which may be granted under the Stock Option Plan cannot exceed 4,750,000 shares (subject to adjustment in the event of certain stock splits, stock dividends, share combinations or recapitalizations).

Eligibility.  The persons eligible to participate in the Stock Option Plan as recipients of options are employees of the Company or any of its subsidiaries who are not officers or directors of the Company.  In addition, any person who is a participant in the CBRL Group Long Term Incentive Plan is not eligible to participate in or receive options under the Stock Option Plan.

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Option Price; Payment.  The option price per share is the fair market value of the Company’s common stock.  From time to time the Compensation and Stock Option Committee selects, from among those who are eligible, the individuals to whom options are granted and determines the number of options to be granted.  The date of the grant is determined by the date on which the option recommendation is approved, or selection of an employee as a participant in any grant under the Stock Option Plan is made, by the Compensation and Stock Option Committee.

Shares purchased by exercising an option must be paid in full by delivery to the Company of consideration equal to the product of each option price and the number of shares purchased, plus applicable taxes.  The consideration must be paid in cash or by check.  The option price may also be paid, at the discretion of the Board, by delivery of other shares of our common stock, subject to applicable holding periods, or any other consideration the Compensation and Stock Option Committee permits.

Term. Each option specifies the rate at which the option vests or becomes exercisable, which is in the discretion of the Compensation and Stock Option Committee.  Each option expires at the end of a specified period, which shall not exceed 10 years.  The option may expire earlier or even terminate if employment is terminated.  The Stock Option Plan terminates on July 29, 2005 unless extended by the Board.

Material features of the restricted stock grants for Mr. Woodhouse

We have granted Mr. Woodhouse 48,000 shares of CBRL common stock, 1/3 of which shares would vest on each of August 3, 2002, August 2, 2003 and July 31, 2004, subject to earlier vesting or forfeiture.  As a result of the operation of the long term incentive plan, all of these restricted shares have vested.  In addition, we have granted Mr. Woodhouse 20,000 shares of CBRL common stock, of which all shares vest on July 27, 2005.

Do any named executive officers have employment agreements?

Yes.  We have an employment agreement with each of Dan W. Evins and Michael A. Woodhouse.

What are the terms of Mr. Evins’ employment agreement?

Mr. Evins’ employment agreement provides for the payment of an annual salary in the amount of $500,000, which amount shall not be decreased, and which may be increased from time to time.  The agreement also provides for target bonus potential of 100% of Mr. Evins’ base salary, but that bonus can be as high as 225% or as low as 0% depending on Company performance relative to the annual business plan.  In the event CBRL terminates Mr. Evins’ employment without “cause” (as defined in the agreement), the agreement entitles him to a severance payment equal to the unpaid amount due during the employment term prior to the termination, plus approximately three times his annual salary in effect on the date of termination, as well as a lump sum cash distribution determined by a formula based on his unvested stock options which otherwise would have vested during the original term.  The agreement specifies that Mr. Evins’ participation in CBRL’s life, medical and disability insurance programs will

17

continue if his employment is terminated by CBRL without “cause” until he is either employed elsewhere and is permitted to be covered by that employer’s benefit plans, CBRL no longer provides those benefit plans to its management employees, or the expiration of the term of the agreement.  The agreement also describes rights to compensation if Mr. Evins’ employment is terminated or suspended due to death, disability or “cause.”  This agreement generally does not preclude Mr. Evins from participating in any other CBRL benefit plan or arrangement.  The agreement contains an agreement by Mr. Evins not to compete with CBRL during the term of the agreement, and for a period of one year following the date of termination of employment by Mr. Evins or by CBRL for “cause.”

What are the terms of Mr. Woodhouse’s employment agreement?

Mr. Woodhouse’s employment agreement provides for the payment of an annual salary in the initial amount of $600,000, which amount shall not be decreased, and which may be increased from time to time.  The agreement also provides for target bonus potential of 150% of Mr. Woodhouse’s base salary, but that bonus can be as high as 337.5% or as low as 0% depending on Company performance relative to the annual business plan.  In addition, the agreement provides for the grant of 48,000 shares of CBRL restricted stock, the terms of which are described above. In the event CBRL terminates Mr. Woodhouse’s employment without “cause” (as defined in the agreement), the agreement entitles him to a severance payment equal to the unpaid amount due during the employment term prior to the termination, plus three times his annual salary in effect on the date of termination, as well as a lump sum cash distribution determined by a formula based on his unvested stock options which otherwise would have vested during the current term.  The agreement specifies that Mr. Woodhouse’s participation in CBRL’s life, medical and disability insurance programs will continue if his employment is terminated by CBRL without “cause” until he is either employed elsewhere and is permitted to be covered by that employer’s benefit plans, CBRL no longer provides those benefit plans to its management employees, or the expiration of the term of the agreement.  The agreement also describes rights to compensation if Mr. Woodhouse’s employment is terminated or suspended due to death, disability or “cause.”  This agreement generally does not preclude Mr. Woodhouse from participating in any other CBRL benefit plan or arrangement.  The agreement contains an agreement by Mr. Woodhouse not to compete with CBRL during the term of the agreement, and, if Mr. Woodhouse accepts his severance payment, for a period of one year following the date of termination of employment by CBRL without  “cause.”

Does CBRL have any other agreements with its named executive officers?

Yes. On September 30, 1999, our Board of Directors approved a plan responding to change in control issues.  The plan is based on recommendations from an independent, outside compensation consultant and is designed to encourage retention of key employees.  Generally, our senior officers, including the named executive officers, and other key personnel have been provided agreements stating that upon a “change in control,” they will receive specified salary payments and other benefits.

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What are the material terms of the change in control agreements?

The change in control agreements provide that the named executive officers will receive specified benefits if after a “change in control” there is: (1) a material change in duties or responsibilities resulting in the assignment of duties and responsibilities inferior to the duties and responsibilities in effect at the time of change in control, (2) a reduction in salary or a material change in benefits (excluding discretionary bonuses), or (3) a change in the location of work assignments from the location at the time of change in control to any other location that is further than 50 miles away from the location at the time of change in control.  The salary payments will equal 2.00 or 2.99 times the average salary and bonus for the 3 years prior to a change in control (including, when required, a gross-up payment to cover excise taxes), and benefits will include continuation of and payments for health benefits for a 2-year period. The agreements define “change in control” to include certain circumstances in which a person becomes the beneficial owner of securities representing 20% or more of the combined voting power of our voting stock, a majority of our Board changes within a 2-year period, or we merge, consolidate or reorganize.

Has the Board adopted a code of ethics for senior financial officers?

The Board of Directors has adopted a code of ethics for its senior financial officers, as defined by SEC guidelines, that applies to CBRL’s chief executive officer, chief financial officer, and chief accounting officer.  This code of ethics is posted on CBRL’s Internet website, www.cbrlgroup.com.  Any amendments to, or a waiver from, a provision of this code of ethics will be posted on CBRL’s Internet website.

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COMPENSATION AND STOCK OPTION

COMMITTEE REPORT

What is the Compensation and Stock Option Committee and what does it do?

The Compensation and Stock Option Committee of the Board of Directors administers our compensation policies for our executive officers and other senior management personnel.  The committee recommends to the Board the salaries and bonus plan for our executive officers, and it administers the stock option plans pursuant to which all employee stock options are granted.

Are the members of the committee “independent”?

Three of the four committee members are independent as determined in accordance with Rule 4200(a)(14) of the National Association of Securities Dealers listing standards.  In addition, pursuant to the Corporate Governance Guidelines adopted by the Board on September 25, 2003, all of the members of this committee will be required to satisfy these independence criteria no later than the Board of Directors’ meeting immediately following the 2003 Annual Meeting.

What are the components of executive compensation?

Our compensation program for executive officers consists of three key elements: base salary, annual performance bonus and longer-term incentives such as stock options.  Base salaries are targeted to be competitive at the 60th percentile and total compensation generally is targeted to be competitive at the 75th percentile of the market for positions of similar responsibilities as determined by an independent outside compensation consultant.  We consider it necessary and appropriate to position compensation packages at these levels to attract, retain and motivate executives and other key management personnel with the essential qualifications for managing our operations and growth.

Base Salary.  In setting the fiscal 2003 base salary for each executive officer, the committee reviewed the then-current salary for each of the officers in relation to average salaries within the industry for comparable areas of responsibility as presented in a report prepared for the committee by independent executive compensation consultants.  The committee also considered the contribution made by each executive officer during fiscal 2002, as reported by the Chief Executive Officer, and it considered salary recommendations made by the Chief Executive Officer, based on information prepared by management, for the executive officers other than the  Chief Executive Officer.  Except for recommendations from management, the committee employed procedures similar to those used for each of the other executive officers to determine the fiscal 2003 salary for the Chief Executive Officer.

Bonus.  This committee continues the policy that the financial performance of CBRL should be a significant factor in rewarding our executive officers.  In July of each year, this committee reviews the expected financial performance of CBRL for the concluding fiscal year

20

and considers the internal budget established for the next fiscal year in setting certain financial goals and specific objective criteria for executive officer bonuses.

Generally, bonus awards are calculated based on the following factors:  (1) CBRL or operating unit annual financial results compared to the CBRL or operating unit business plan, (2) the individual’s performance measured by CBRL or operating unit annual financial results compared to its business plan, (3) the individual’s fiscal year base salary amount, and (4) the individual’s target bonus percentage.  In fiscal 2003, maximum bonus percentages available to executive officers ranged from 225.0% to 367.5% of base salary (337.5% for Mr. Woodhouse, 225.0% for Mr. Evins, 367.5% for Mr. Turner, 225.0% for Mr. White and 262.5.% for Mr. Gilbert.)

Cash bonuses were paid under the bonus plan for fiscal 2003 as detailed above in the “Summary Compensation Table” contained in the section entitled “Executive Compensation.”

Long-Term Incentives.  Our long-term incentive program for executive officers is designed to recognize market effects on senior management compensation, to foster a long-term commitment to us and our subsidiaries, to encourage future performance which contributes to stock price appreciation, and to provide a comprehensive method of compensating executive officers while balancing our costs.  An officers’ long-term incentive is comprised of 2 parts:  stock options and a separate “Cash and Option Opportunity Award.”

Stock Options.

In contrast to salary and bonus awards, which generally are for past effort and performance, annual stock options are intended to engender loyalty and commitment to CBRL and to encourage future performance which contributes to stock price appreciation.  They are granted at an exercise price which is equal to the closing market price of CBRL common stock on the day before the grant date, and therefore have no realizable value to the option holder until the stock trading price increases.  We generally have granted non-qualified stock options annually, and those awards are based on targets and valuations recommended by an independent, outside compensation consultant.  For many years, we have extended option grants down into the organization as far as the top hourly employee (PAR IV) positions in our Cracker Barrel stores; however, the Company discontinued this program in fiscal 2003.

Cash and Option Opportunity Award.

The Cash and Option Opportunity Award is comprised of a tandem cash and stock option award.  The Cash and Option Opportunity Award is designed to focus specifically on employee retention.  It vests at the end of fiscal year 2004, but it may have vested earlier at the end of fiscal year 2003, upon achievement of specified CBRL or specified operating company performance goals.  The performance goals for this earlier vesting were achieved at the end of fiscal 2003 by CBRL when CBRL reached its Total Shareholder Return goals for fiscal years 2000-2003.  The subsidiary executives were working toward Operating Income Goals to achieve early vesting.  All the performance goals were specified by our Board when this program was adopted.  The cash portion of the Cash and Option Opportunity Award will not increase over the incentive plan period, but the cash amount will be reduced proportionately if the price of CBRL common stock on the vesting date is less than $10.75 on some options for Mr. Turner and $20.10 on other options for Mr. Turner, and $17.69 for Mr. Gilbert (the stock prices as of the award grant dates).

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The vesting cash award for Mssrs. Woodhouse, Evins and White was not reduced because the price of CBRL stock on the vesting date exceeded the required price of $13.0625.  The stock options originally granted under the Cash and Option Opportunity Award have an exercise price of $13.0625 for Mr. Evins, Mr. Woodhouse, and Mr. White, and $10.75 (and some later options were granted at $20.10) for Mr. Turner, and $17.69 for Mr. Gilbert, and they will expire approximately 6 months after the date they vest.  The committee has determined that the options vest on the first trading day, unrestricted by the Company’s closed trading window policy, following the meeting of the committee to confirm that vesting has occurred.  As a result of the vesting of the CBRL long-term incentive program, a total of 210,922 options vested with the CBRL participants who are named executive officers.  These options will expire at March 29, 2004.

How are the limitations on deductibility of compensation handled?

Section 162(m) of the Internal Revenue Code limits the deductibility of executive compensation paid by publicly held corporations to $1 million per employee, unless certain requirements are met.  CBRL policy is generally to design our compensation plans and programs to ensure full deductibility.  This committee attempts to balance this policy with compensation programs designed to motivate management to maximize shareholder value.  If this committee determines that the shareholders’ interests are best served by the implementation of compensation policies that are affected by Section 162(m), CBRL policies do not restrict this committee from exercising discretion in approving compensation packages even though that flexibility may result in certain non-deductible compensation expenses.

Who has furnished this report?

This report on executive compensation has been furnished by the members of the Compensation and Stock Option Committee:

•

Robert V. Dale, Chairman

•

Robert C. Hilton

•

Martha M. Mitchell

•

Jimmie D. White

22

AUDIT COMMITTEE REPORT

What is the Audit Committee and what does it do?

The Audit Committee of the Board is responsible for providing independent, objective oversight and review of CBRL’s accounting functions and internal controls.  The committee recommends to the Board that our audited financial statements be included in our annual report.

Are the members of the committee “independent”?

This committee is comprised of four directors who are independent as determined in accordance with Rule 4200(a)(14) of the National Association of Securities Dealers listing standards.  In addition, each audit committee member satisfies the independence criteria described in Section 301 of the Sarbanes-Oxley Act of 2002 and the regulations promulgated thereunder.

Is a member of the committee an “audit committee financial expert”?

The Board has determined that each of Mr. Hilton and the other members of the audit committee satisfy the attributes of an audit committee financial expert, as defined by SEC guidelines.

Has the committee adopted a Charter?

On May 25, 2000, the Board of Directors adopted an Audit Committee Charter to govern this committee, and on September 25, 2003, the Board of Directors approved amendments to that Charter to update it with respect to currently applicable laws and rules.  A copy of that amended Charter is included as Appendix A to this Proxy Statement.

What steps did the committee take in recommending that our audited financial statements be included in our annual report?

In connection with recommending that our audited financial statements be included in our annual report, this committee took the following steps:

•

Discussed with our auditors their judgment as to the quality, not just the acceptability, of our accounting policies and principles and such other matters as are required to be discussed under generally accepted auditing standards, including information concerning the scope and result of the audit.  These communications and discussions are intended to assist this committee in overseeing the financial reporting and disclosure process.

•

Discussed with our independent auditors the auditors’ independence and received written disclosures from our auditors regarding independence as required under applicable independence standards for auditors of public companies.  In addition, this committee considered the compatibility of certain non-audit services with the auditors’ independence.  This discussion and disclosure informed this committee of

23

the auditors’ independence, and assisted this committee in evaluating that independence.

•

Reviewed and discussed, with our management and independent auditors, our audited consolidated balance sheets as of August 1, 2003 and August 2, 2002 and the related consolidated statements of operations, shareholders’ equity and cash flows for each of the years in the three-year period ended August 1, 2003, including associated footnotes and Management’s Discussion and Analysis of Financial Condition and Results of Operations.

•

Reviewed and pre-approved all audit and permissible non-audit services currently planned for fiscal 2004 by our independent auditors.

•

Reviewed and discussed CEO and CFO Certifications concerning the Company’s Form 10-K.

Based on the discussions with our independent auditors concerning the audit, the independence discussions, the financial statement review, and additional matters deemed relevant and appropriate by this committee, including the internal audit, this committee authorized these audited financial statements to be included in our Annual Report on Form 10-K.

What is the Audit Committee’s pre-approval policy and procedure with respect to audit and non-audit services provided by our auditors?

In order to ensure that our independent auditors are engaged only to provide audit and non-audit services that are compatible with maintaining independence as defined by applicable laws and regulations, the Audit Committee requires that all services provided and fees charged by the independent auditors be pre-approved by the Audit Committee.  The authority to grant any pre-approval sought by the Audit Committee during the time period between regularly scheduled Audit Committee meetings is delegated to the Chair of the Audit Committee.  All of the services described below under the caption “Fees Paid to Auditors” that required pre-approval were pre-approved by the Audit Committee.

Who has furnished this report?

This report has been furnished by the members of the Audit Committee:

•

Robert C. Hilton, Chairman

•

James D. Carreker

•

Robert V. Dale

•

Jimmie D. White

24

SHAREHOLDER RETURN

PERFORMANCE GRAPH

This graph compares the cumulative percentage change in the return on the shares of our common stock (assuming reinvestment of dividends) each year for the last five years with the Standard & Poor’s 400 MidCap Index and a Total Return Index comprised of all Nasdaq companies with the same two-digit SIC (Standard Industrial Classification) code (58-Eating and Drinking Places) as CBRL.  The data set forth in the chart below has been provided by The Nasdaq Stock Market.

[SEE ACCOMPANYING PDF FILE FOR GRAPH AND CHART]

25

STOCK OWNERSHIP OF MANAGEMENT

AND CERTAIN BENEFICIAL OWNERS

As of October 14, 2003, no person who was not a director or executive officer of CBRL was known to management to beneficially own more than 5% of our outstanding common stock.

The following table shows how much of our common stock is owned, as of October 14, 2003, by all directors and named executive officers, and by all current directors and executive officers as a group.  Unless otherwise noted, these persons may be contacted at our executive offices, and they have sole voting and investment power with respect to the shares indicated.

Name of Beneficial Owner	Shares Beneficially Owned (1)	Percent of Class

Michael A. Woodhouse	584,952	1.2%
Dan W. Evins	781,250	1.6%
Donald M. Turner	107,387	*
Lawrence E. White	105,006	*
David L. Gilbert	37,362	*
James D. Carreker	1,667	*
Robert V. Dale	71,083	*
Robert C. Hilton	102,966	*
Charles E. Jones, Jr.	79,116	*
B. F. “Jack” Lowery	231,792	*
Gordon L. Miller	127,000	*
Martha M. Mitchell	43,739	*
Andrea M. Weiss	0	*
Jimmie D. White	23,170	*
All executive officers and directors as a group (19 persons)	2,458,447	4.9%

*Less than one percent.

(1)

Includes the following number of restricted shares and shares subject to options exercisable by the named holders within 60 days:

Michael A. Woodhouse	527,652	Robert C. Hilton	93,713
Dan W. Evins	681,250	Charles E. Jones, Jr.	68,401
Donald M. Turner	107,387	B. F. “Jack” Lowery	124,337
Lawrence E. White	100,006	Gordon L. Miller	53,067
David L. Gilbert	32,862	Martha M. Mitchell	43,089
James D. Carreker	1,667	Andrea M. Weiss	0
Robert V. Dale	68,401	Jimmie D. White	1,667
All executive officers and directors as a group (19 persons)	2,062,956

The shares described in this note are considered outstanding for the purpose of computing the percentage of outstanding CBRL common stock owned by each named individual and by the group.  They are not considered outstanding for the purpose of computing the percentage ownership of any other person.

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PROPOSAL 2:

APPROVAL OF APPOINTMENT OF AUDITORS

Who has the Audit Committee retained as our independent auditors?

The Audit Committee has retained Deloitte & Touche LLP as our independent auditors for the current fiscal year.

How long has Deloitte & Touche LLP served as our independent auditors?

Deloitte & Touche LLP has served as our independent auditors since 1972.

Will representatives of Deloitte & Touche LLP attend the annual meeting?

Representatives of Deloitte & Touche LLP have been requested to attend the annual meeting.  These representatives will have the opportunity to make a statement if they so desire and are expected to be available to respond to appropriate questions.

What does the Board of Directors recommend?

Our Board recommends that you vote FOR the appointment of Deloitte & Touche LLP as our independent auditors for the 2004 fiscal year.

What happens if shareholders fail to approve the appointment of Deloitte & Touche LLP as our independent auditors?

If shareholders fail to approve the appointment of Deloitte & Touche LLP, the Audit Committee will reconsider the appointment but in its discretion may still direct the appointment of Deloitte & Touche LLP.  Also, if the appointment of Deloitte & Touche LLP is approved, the Audit Committee in its discretion may still direct the appointment of a different auditing firm at any time and without shareholder approval if the Audit Committee believes that such a change would be in our best interest and the best interest of our shareholders.

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FEES PAID TO AUDITORS

What fees have been paid to the auditors during the last two years?

The following table sets forth certain fees billed to CBRL by Deloitte & Touche LLP in connection with various services provided to us throughout fiscal year 2003 and fiscal year 2002.

Service	Aggregate Fees Billed for FY 2002($)	Aggregate Fees Billed for FY 2003($)

Audit Fees(1)	333,057	365,655
Audit-Related Fees(2)	44,105	15,094
Tax Fees(3)	1,272,256	1,684,196
All Other Fees	___ 0____	___ 0____
Total Fees	1,649,418 =======	2,064,945 =======

(1)

Represents aggregate fees for professional services rendered for the audit of our consolidated financial statements contained in our annual reports on Form 10-K for the fiscal years ended 2003 ($310,649) and 2002 ($246,630), for reviews of our consolidated financial statements contained in our Form 10-Q for the first three quarters of fiscal 2003 ($38,361) and 2002 ($14,850), for review of and procedures related to a Form S-3 Registration Statement filed on June 21, 2002 for the issuance of the Liquid Yield Option Notes (the “LYONs”) offering and related consents and comfort letters ($71,577), for the issuance of consents during the fiscal year ended 2003 ($3,345) and for review of documents filed with the SEC during the fiscal year ended 2003 ($13,300).

(2)

Represents aggregate fees for professional services rendered for the audit of the Company’s retirement savings plan for the year ended 2003 ($15,094) and 2002 ($19,283) and required procedures related to the issuance of a SAS 50 letter related to the accounting for the LYONs transaction ($24,822).

(3)

Represents aggregate fees for tax services rendered for Internal Revenue Service examination support, consulting and compliance for the fiscal years ended 2003 ($216,375, $1,161,926 and $305,895, respectively) and 2002 ($673,524, $400,732 and $198,000, respectively).

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CORPORATE GOVERNANCE GUIDELINES

Our Board of Directors has adopted Corporate Governance Guidelines that establish policies within which the Board will normally conduct its business.  The Guidelines are subject to modification from time to time by the Board as it considers appropriate to the best interests of the Company or as required by applicable laws and regulations.

Generally, the Corporate Governance Guidelines reflect policies and practices designed to establish a regime of effective corporate governance and to comply with the National Association of Securities Dealers listing requirements.  The following is a summary of some of our primary corporate governance guidelines:

•

The Board shall consist of between 5 and 11 directors, and will be comprised of a majority of directors who qualify as independent directors under the listing standards of the National Association of Securities Dealers.

•

No director after having attained the age of 70 years shall be nominated for re-election or reappointment to the Board.

•

All directors are elected annually for 1-year terms.

•

Except in circumstances in which the Board of Directors determines that the interests of the shareholders are best served otherwise, the role of the Chief Executive Officer and Chairperson of the Board should be separate.  If they are not separate, an independent lead director should normally be appointed.

•

No management director may serve on the board of directors of another non-affiliated public entity, and no non-management director shall serve on the board of directors of more than 3 public companies, without specific Board approval.

•

In compliance with currently applicable rules of the National Association of Securities Dealers and our policies concerning director independence, all members of the Audit Committee are independent, and, as of the Board of Directors’ meeting immediately following the 2003 Annual Meeting of Shareholders, all members of the Compensation and Stock Option Committee and the Nominating and Corporate Governance Committee will be independent.

•

The Chairperson of the Nominating and Corporate Governance Committee will chair each executive session held by the Board and will also chair Board meetings in the absence of the Chairman.

•

Each regular Board meeting shall include an executive session without management or inside directors present.

•

Management directors shall not receive any additional compensation for their service as directors.

29

•

Each director is expected to participate in appropriate education programs in order to maintain the necessary level of expertise to perform his or her responsibilities as a director.

We invite you to review the full text of our Corporate Governance Guidelines which may be found on our website at www.cbrlgroup.com.

SHAREHOLDER PROPOSALS

FOR 2004 ANNUAL MEETING

To be considered for inclusion in our proxy materials relating to the 2004 Annual Meeting of Shareholders, proposals must be submitted by eligible shareholders who have complied with the relevant regulations of the SEC and must be received no later than June 25, 2004.  In addition, if we are not notified of a shareholder proposal by September 8, 2004, then the proxies held by our management may provide the discretion to vote against such shareholder proposal, even though the proposal is not discussed in our proxy materials sent in connection with the 2004 Annual Meeting of Shareholders.  Shareholder proposals should be mailed to Corporate Secretary, CBRL Group, Inc., P. O. Box 787, Lebanon, Tennessee 37088-0787.

ANNUAL REPORT AND FINANCIAL INFORMATION

A copy of our Annual Report to Shareholders for fiscal year 2003 is being mailed to each shareholder with this Proxy Statement.  A copy of our Annual Report on Form 10-K, and a list of all its exhibits, will be supplied without charge to any shareholder upon written request sent to our principal executive offices:  CBRL Group, Inc., Attention:  Investor Relations, P. O. Box 787, Lebanon, Tennessee 37088-0787.  Exhibits to the Form 10-K are available for a reasonable fee.  You may also view our Annual Report on Form 10-K and its exhibits on-line at the SEC website at www.sec.gov, or via our website at www.cbrlgroup.com.

OTHER BUSINESS

Our management is not aware of any other matters to be brought before the annual meeting.  However, if any other matters are properly brought before the annual meeting, the persons named in the enclosed form of proxy will have discretionary authority to vote all proxies with respect to those matters in accordance with their best judgment.

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Appendix A

Audit Committee Charter

CBRL GROUP, INC.

AUDIT COMMITTEE CHARTER

1.

BACKGROUND.

Pursuant to Section 48-18-206 of the Tennessee Business Corporation Act, and subject to the specific provisions of the corporation’s Bylaws, the Board of Directors (the “Board”) of CBRL Group, Inc. (the “Company”) may create one or more committees and each committee may consist of one or more members.  All members of committees of the Board of Directors which exercise the powers of the Board must be members of the Board, and they serve at the pleasure of the Board of Directors.

2.

ORGANIZATION.

There shall be a committee of the Board known as the Audit Committee.  The Audit Committee shall consist of not less than 3 directors all of whom are “independent.” In order to be considered independent, a member of the Audit Committee may not accept any consulting, advisory, or other compensatory fee from the Company, may not be affiliated with the Company or any subsidiary, and must meet the “independence” definition set forth by the stock exchange on which the Company’s stock is traded.  All members of the Audit Committee shall be able to read and understand fundamental financial statements at the time of their appointment, and at least one member of the Audit Committee shall possess accounting or related financial management experience or professional expertise and shall be designated the “audit committee financial expert,” in accordance with Securities and Exchange Commission (“SEC”) regulations.  The Board shall appoint the Audit Committee members and its Chairperson, on recommendation of the Nominating and Corporate Governance Committee, and the Board shall review the appointments annually.  The Audit Committee shall operate in accordance with the Bylaws of the Company.

3.

PURPOSE.

3.01

Oversight and Liaison.  The Audit Committee shall engage in oversight of the Company’s financial reporting and internal controls.  The Audit Committee acts as the Board’s liaison with the Company’s outside auditors in order to assist Board oversight of: (a) the integrity of the Company’s financial statements, (b) the Company’s compliance with legal and regulatory requirements, (c) the qualifications, independence, and performance of independent accountants, and (d) the performance and direction of the Company’s internal audit function.  In discharging its responsibilities, the Audit Committee shall have direct access to the Company’s financial, legal and other advisors and staff.  The Audit Committee shall also maintain open communications among the Board, the Company’s independent and internal auditors, and Company management.

3.02

Limited Scope. This Charter is not intended to, and it does not, impose on the Audit Committee any duties other than those required by applicable law and regulations and applicable stock exchange rules.  Absent such specific rules, it is not the Audit Committee’s role or duty to conduct audits, or to otherwise act in the role of independent auditors.

4.

POWERS.

The Audit Committee has the authority to gather any information appropriate in fulfilling its responsibilities, and it has direct access to the independent auditors as well as all Company personnel.  The Audit Committee is responsible for the appointment, retention, compensation, evaluation and termination of the Company’s independent auditors.  The Audit Committee also has the power and authority to engage, as the Audit Committee considers necessary in the performance of its duties, and at the Company’s expense, legal counsel or other consultants, experts or advisors to assist the Committee and to conduct independent investigations.

5.

MEETINGS.

The Audit Committee shall meet at least 5 times annually, or more frequently when appropriate or necessary.  The Committee Chairperson shall prepare or approve an agenda in advance of each meeting.  The Audit Committee will also periodically meet separately with management, with internal auditors and with independent auditors.  In addition, the Audit Committee should communicate with management and the independent auditors quarterly to discuss the Company’ s financial statements and any significant findings based upon the auditors’ limited review procedures.

6.

AUDIT COMMITTEE RESPONSIBILITIES AND DUTIES.

When appropriate, the Audit Committee will, without limitation to the listed matters, engage in the following activities:

a.

Review Procedures.

(1)

Submit the Charter to the Board of Directors for approval, and review and reassess the adequacy of this Charter at least annually.  Include the Charter as an appendix to the Company’s proxy statement at least every 3 years, in accordance with applicable SEC rules.

(2)

Review the Company’s annual audited financial statements and discuss with management and the independent auditors all significant issues regarding accounting principles, practices and judgments, prior to filing or distribution of those statements.  Specifically, review the results of each audit, including the independent auditors’ opinion, any related management letter, management’s responses to recommendations made by the independent auditors in connection with the audit, reports submitted to the Committee by the internal audit department that are material to the Company as a whole, and management’s responses to the those reports.  Recommend to the Board of Directors whether or not the audited financial statements should be included in the Company’s annual report on Form 10-K.

(3)

Require the independent auditors to perform timely reviews of the Company’s quarterly financial results prior to the release of earnings, and discuss the Company’s annual and quarterly financial statements with management and the independent auditors prior to filing or distribution.

(4)

Consider the independent auditors’ judgments about the quality and appropriateness of the Company’s accounting principles as applied in its financial reporting, and discuss any significant changes to the Company’s accounting principles and any items required to be communicated by the independent auditors in accordance with Statement on Auditing Standards No. 61.

(5)

Review, through the independent auditors, periodic filings with the SEC; specifically, review Management’s Discussion and Analysis before publication in the annual and quarterly reports, and review the Statement of Management’s Responsibility for Financial Statements, and the required CEO and CFO certifications, as signed by senior management and included in any published document.

b.

Independent Auditors.

(1)

The independent auditors are ultimately accountable to the Audit Committee and the Board of Directors.  The Audit Committee, or a designated member of the Audit Committee, shall pre-approve all auditing services and non-audit services as set forth in the Securities Exchange Act of 1934.  The Audit Committee shall insure that the independent auditors provide only services that are permitted by applicable law, regulations or the rules of the stock exchange that lists the Company’s capital stock.  The Audit Committee shall review and approve the terms of engagement and the fees and other significant compensation to be paid to the independent auditors.  The Audit Committee shall also review the independence and performance of the auditors and annually approve the appointment of the independent auditors, or approve any discharge of auditors.

(2)

On an annual basis, the Audit Committee should review and discuss with the independent auditors the written independence disclosures required by Independence Standards Board Statement No. 1 and the auditors’ independence, including all significant relationships they have with the Company that could impair their independence.

(3)

Meet with the independent auditors and financial management of the Company during the planning of each annual audit to review the audit plan and to discuss the scope of the audit, staffing, locations, reliance upon management, and the internal and general audit procedures to be used, and accounting principles and practices to be followed when preparing the Company’s financial statements.

(4)

Periodically, or when necessary or appropriate, meet with the internal and independent auditors without members of management present.  Among the items to be discussed in these meetings are the independent auditors’ evaluation of the Company’s financial, accounting, and auditing personnel, and the cooperation that the independent auditors received during the course of the audit.

(5)

In consultation with the Company’s independent auditors and the senior internal audit executive, review and consider the adequacy and effectiveness of the Company’s internal accounting and financial controls in order to ensure that these controls are designed to provide reasonable assurance that the Company’s publicly reported financial statements are presented fairly and in conformity with generally accepted accounting principles.  Particular emphasis should be given to the adequacy of internal controls to expose any payments, transactions, or procedures that might be deemed illegal or otherwise improper.

(6)

Review with the independent auditor any audit problems or difficulties with management’s response to those problems or difficulties.

(7)

Ensure that Company hiring policies with respect to employees or former employees (or their relatives) of the independent auditors comply with applicable rules designed to avoid conflicts of interest.

c.

Internal Audit and Legal Compliance.

(1)

Review the appointment, performance and termination or replacement of the Company’s senior internal audit executive.

(2)

Review the internal audit function of the Company, including the independence and authority of its participants and their reporting obligations, the proposed internal audit plans for the coming year, and the coordination of those plans with the external audit.

(3)

Receive, at least annually, a summary of findings from completed internal audits and an internal audit progress report, with explanations for any deviations from the original plan, and review significant reports prepared by the internal audit department, together with management’s responses and follow-up to the reports.

(4)

Whenever appropriate, at least annually, review with the Company’s legal counsel any inquiries received from regulators or governmental agencies and any legal matters or proceedings that could have a significant impact on the Company’s financial statements or its compliance with applicable laws and regulations.

d.

Other Duties.

(1)

Report annually through the Board to the shareholders, in the Company’s annual proxy statement, the existence of the Audit Committee, the responsibilities assigned to it by the Board, the independence of its members and the manner in which the Committee has fulfilled its duties, as required by the SEC.

(2)

Review and pre-approve directors’ and officers’ related-party transactions, and annually review a summary of directors’ and officers’ related- party transactions and potential conflicts of interest, and review policies and procedures, as well as any specific audit results, associated with directors’ and officers’ expense accounts and perquisites.

(3)

Review the procedures established to monitor compliance by the Company with any loan and indenture covenants and restrictions.

(4)

Maintain minutes of meetings and periodically report to the Board of Directors on significant Audit Committee activities.

(5)

Establish procedures for the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters, and establish procedures for confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

(6)

Review earnings press releases before such information is released.

(7)

Review policies with respect to risk assessment and risk management.

(8)

Report regularly to the Board of Directors.

7.

EFFECTIVE DATE AND CHARTER AMENDMENTS.

This Charter is effective as of the date it is adopted by the Board, and it will remain in effect until modified, superseded or cancelled by appropriate Board action.  This Charter may be amended at any time by the Board in accordance with the Charter and Bylaws of the Company and applicable law.

Effective Date:  September 25, 2003

Appendix B

Form of Proxy Card

CBRL GROUP, INC.

Proxy Solicited by and on behalf of the Board of Directors for the

Annual Meeting of Shareholders to be held on Tuesday, November 25, 2003.

The undersigned hereby appoints Dan W. Evins and Michael A. Woodhouse, and each of them, as proxies, with full power of substitution, to vote all shares of the undersigned as shown below on this proxy at the Annual Meeting of Shareholders of CBRL Group, Inc. to be held at the Company’s offices located at 305 Hartmann Drive, Lebanon, Tennessee, on Tuesday, November 25, 2003, at 10:00 a.m., Central Time, and at any adjournments of that meeting.

The Board of Directors recommends a vote “FOR” each of the proposals.

1.

TO ELECT DIRECTORS:

[

] FOR ALL of the following nominees: James D. Carreker, Robert V. Dale, Dan W. Evins, Robert C. Hilton, Charles E. Jones, Jr., B.F. “Jack” Lowery, Gordon L. Miller, Martha M. Mitchell, Andrea M. Weiss, Jimmie D. White and Michael A. Woodhouse.

[

] FOR ALL nominees EXCEPT* [withhold authority to vote for the following nominee(s)]:

*Please print name(s) of nominees for whom you wish to withhold authority to vote:

[

] WITHHOLD AUTHORITY to vote for all nominees.

2.

TO APPROVE THE SELECTION OF DELOITTE & TOUCHE LLP AS THE COMPANY’S INDEPENDENT AUDITORS FOR FISCAL YEAR 2004.

[     ]  FOR     [     ]  AGAINST     [     ]  ABSTAIN

3.

IN THEIR DISCRETION, TO TRANSACT ALL OTHER BUSINESS, INCLUDING A VOTE TO ADJOURN THE MEETING, THAT IS PROPERLY BROUGHT BEFORE THE MEETING OR ANY ADJOURNMENT OF THE MEETING.

[Please sign and date this Proxy.]

Your shares will be voted in accordance with your instructions.  If no choice is specified, shares will be voted FOR all nominees in the election of directors and FOR approval of selection of Deloitte & Touche LLP.

Date

, 2003

PLEASE SIGN HERE AND RETURN PROMPTLY

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Please sign exactly as your name appears at left.  If registered in the names of two or more persons, each should sign. Executors, administrators, trustees, guardians, attorneys and corporate officers should show their full titles.

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If you have changed your address, please PRINT your new address on this line.